                                                                    EXHIBIT 10.7

                                                  PURCHASE AND LICENSE AGREEMENT



This Purchase and License Agreement, the "Agreement," Number PL1520 with an
                                                             ------
Effective Date of April 9, 1996, is made by and between VLSI Libraries
                  --------------
Incorporated, a California Corporation, with its principal place of business at 2077 Gateway Place, Suite #300, San Jose, CA 95110, hereinafter referred to as "VLSI Libraries," and Oki Electric Industry Co., Ltd. a Japanese Corporation
                      -------------------------------   --------
with its principal place of business at 7-12 Toranomon 1-chome, Minato-ku, Tokyo
                                        ----------------------------------------
105, Japan hereinafter referred to as "Licensee."
----------

1.0 DEFINITIONS

1.1 LICENSED PRODUCTS: means the data and/or software and related documentation and any other VLSI Libraries product(s) obtained by Licensee in connection therewith, whether in object code, reconfigurable binary, ASCII data, binary data or any other form. Licensed Products includes Layout and Schematics as described in Section 1.2 below and Models and User Documentation as described in
Section 1.3 below.  Appendix A defines the Licensed Products.

1.2 LAYOUT AND SCHEMATICS: means the library element physical design database and related transistor level schematics, netlists and related documentation, whether in object code, reconfigurable binary, ASCII data, binary data, or any other form.

1.3 MODELS AND USER DOCUMENTATION: means the library element timing and simulation models, logical symbols and related documentation.

1.4 LICENSED SITE(S): Appendix A defines the site(s) that will be licensed to use the Licensed Products and receive direct product support via email or telephone from VLSI Libraries.

1.5 USAGE, USING, USE OR USED: means the transmitting, processing, storing, designing with or displaying of any portion of the Licensed Product through the use of computer and/or video equipment and/or utilizing Models and User Documentation for any purpose.

1.6 UPDATE(S): means a derivative work extension, enhancement or modification of a Licensed Product made by or for VLSI Libraries, which shall be disclosed to Licensee and which VLSI Libraries in its sole discretion releases to Licensee. Updates shall not include any new or additional features, enhancements, or options which increase the basic functionality of the Licensed Product for which VLSI Libraries charges a separate or additional fee.

1.7 DESIGN: means any integrated circuit, integrated circuit mask, design database or graphical representation of design database containing representations of Licensed Products or designed with data from Licensed Products from VLSI Libraries in any of its various formats, including but not limited to: circuit schematics, ASCII or binary data, logic diagrams, simulations models, physical layout, hardware description languages, timing characteristics and netlists.

1.8 DESIGN DATA AND TECHNIQUES: means the VLSI Libraries supplied data, circuit and logic elements, libraries, architectures, and technical information incorporated in the Licensed Products and Documentation, and employed in the process of creating Designs.

2.0 LICENSE GRANT, RESTRICTED USE AND ADDITIONAL COPIES

2.1 Subject to the conditions herein, VLSI Libraries grants to Licensee a non-transferable, non-sublicenseable, non-exclusive, perpetual, paid-up, limited license to Use and modify the Licensed Product(s) in machine readable form and to reproduce the Licensed Products for internal distribution at the Licensed Site(s) and for distribution as defined in Section 2.2.

2.2 Licensee may distribute the Models and User Documentation to Licensee's customers as needed to support Licensee's IC design and manufacture business.

2.3 Licensee acknowledges and agrees that: (a) unauthorized reproduction, electronic transfer or other Use of Licensed Product(s) which is not expressly authorized by this Section 2.0 is a breach of a material obligation of this Agreement; and (b) in the event that unauthorized copies of Licensed Product(s) are made and/or Used by Licensee or its personnel, and VLSI Libraries elects not to terminate this Agreement pursuant to Section 9.0, Licensee shall by virtue of such act(s) be deemed to order and accept a license for and shall pay VLSI Libraries the list price and applicable support fees for each such unauthorized reproduction, electronic Use, other unauthorized Use, or transfer of Licensed Products. These fees shall be VLSI Libraries' published list prices existing on the date such unauthorized use first occurred. This amount shall be due, for purposes of Section 7.0, thirty (30) days following discovery by VLSI Libraries of such unauthorized use.

2.4 Prior to disposing of any machines, software media (e.g. disks or backup records) or other similar apparatus, Licensee shall erase or otherwise destroy any Licensed Product(s) or portion thereof contained on such media or stored in such apparatus.

2.5 In the event that VLSI Libraries reasonably deems itself insecure with respect to Licensee's compliance with the foregoing provisions, Licensee shall, within ten (10) days of written notification provide written certification by a duly authorized officer of the compliance with the terms of this Section 2.0 to VLSI Libraries.

2.6 Licensee may license additional copies of the Licensed Products for second and subsequent sites at any time during the term of this agreement. This license will be exercised by the Licensee's giving VLSI Libraries notice in writing of Licensee's exercise of such license. The license fee for the first additional copy shall be [*** Redacted] and for each additional copy shall be [*** Redacted] of the license fee of the [*** Redacted] whichever is the lesser amount. Additional copies of the Licensed Products made or used by Licensee pursuant to this Section 2.6, and any intellectual property rights therein and thereto, will be included in the license granted to Licensee hereunder. License fees for any such additional copies or sites shall be due and payable within [*** Redacted] of the date of VLSI Libraries' invoice for such copies.

3.0 SUPPORT CONDITION, SILICON DEBUGGING AND PRODUCT ENGINEERING

3.1 VLSI Libraries provides Licensed Product support for the Licensed Site(s), as defined in Section 1.4, as is deemed reasonable by VLSI Libraries at [***Redacted] charge for a period of [*** Redacted] after delivery to a common carrier as provided in Section 5.3.

3.2 The design and verification techniques for the Licensed Products used by VLSI Libraries depend on the accuracy of models, flows and design tools; some of which are provided by our Licensees and their target foundries. Due to practical limits on the accuracy of these models, flows and design tools, the fabricated silicon behavior may not always agree with that predicted. In these cases, VLSI Libraries will assist the Licensee in silicon debugging and product engineering at VLSI Libraries then current standard hourly rate plus applicable expenses. Silicon debugging and product engineering do not fall under the support condition as described in Section 3.1 above.

4.0 TERM

4.1 This Agreement is effective from its execution by Licensee and VLSI Libraries, and is valid indefinitely, unless terminated as provided in Section 9.0.

5.0 ORDER, CHANGES AND DELIVERY TERMS

5.1 All orders for Licensed Products submitted by Licensee will be initiated by Licensee's written purchase orders sent to VLSI Libraries and requesting a delivery date during the term of this Agreement. All purchases/licenses of Licensed Products to Licensee by VLSI Libraries during the term of this Agreement will be subject to the terms and conditions of this Agreement. Except as otherwise agreed in writing signed by an officer of VLSI Libraries and Licensee, nothing contained in any purchase order submitted by Licensee pursuant to this Agreement will in any way modify, delete or add any terms or conditions to said purchases and licenses, and Licensee hereby waives such purchase order provisions.

5.2 Changes to the scope of work either requested by and/or necessitated by Licensee's specifications will be evaluated for both schedule and cost impact. The Licensee will be asked to

-----------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

complete an Engineering Change Order Request Form, an "ECO," and submit it to VLSI Libraries for review. If after review by VLSI Libraries, it is determined that both the schedule and/or quoted sales prices must change to accommodate the ECO, VLSI Libraries will notify the Licensee in writing on our ECO Response Form of any such schedule and/or price changes. Licensee must provide written acceptance or refusal of the new schedule and/or costs within five (5) days of having been so notified. Failure to do so will cause VLSI Libraries to proceed with the project as if the Licensee's ECO Request Form had never been received. Sample ECO Request and ECO Response Forms are attached as Exhibits A and B.

5.3 VLSI Libraries shall deliver the Licensed Product(s) to a common carrier specified by Licensee, F. C. A. (incoterms 1990) Origin, freight prepaid and billed.

5.4 Licensee acknowledges and agrees that acceptance shall occur upon delivery of the Licensed Product by VLSI Libraries to a common carrier, subject only to the warranty provided in Section 11.0.

6.0  TITLE

6.1 Subject to the licenses granted herein, all right, title and interest in and to the Licensed Product(s), VLSI Libraries' patents, patent applications, trademarks, copyrights and all other proprietary rights owned by or the rights in which are held by VLSI Libraries and its licensors shall remain with VLSI Libraries and its licensors.

6.2 Subject to licenses granted hereunder, all right, title and interest in and to Licensee proprietary information, and any other patents, patent applications, trademarks, copyrights or trade secrets owned by or the rights to which are held by Licensee shall remain with Licensee.

7.0  PAYMENT TERMS AND TAXES

7.1 Payment terms are per VLSI Libraries' quotation, or otherwise as specified in this agreement.

7.2 All deposits submitted by Licensee with purchase orders/agreements are non-refundable.

7.3 Licensee shall pay to VLSI Libraries the license fee(s) set forth in the relevant VLSI Libraries' quotation, which license fee is incorporated herein by this reference, as referenced on Licensee's purchase order and accepted by VLSI Libraries, any amounts due under Section 2.3(b) in the event of unauthorized Use of Licensed Product(s) and license fees for additional copies of the Licensed Products, if any, licensed by Licensee under Section 2.6 above.

7.4 This Agreement number and any support agreement number (if applicable), must appear on all correspondence related to this Agreement or any subsequent order placed hereunder.

7.5 All invoices will be mailed to Licensee's Accounts Payable Department specified in the applicable Licensee purchase order.

7.6 In addition to any other sums payable hereunder, Licensee shall pay to or reimburse VLSI Libraries for any and all taxes arising from or based upon the license or Use of the Licensed Product(s) (excluding taxes based on VLSI Libraries' income) as well as the collection of or withholding of such tax, including penalties and interest.

8.0  EXPORT RESTRICTIONS

8.1 This Agreement, the Licensed Product(s), the direct product resulting from the use of the Licensed Product(s), and the rights granted hereunder are subject to any and all laws, regulations, orders or other restrictions relative to export, re-export or redistribution of the Licensed Product(s) to a new site that may now or in the future be imposed by the government of the United States. Licensee agrees to comply with all such applicable laws and regulations.

9.0  TERMINATION

9.1 VLSI Libraries shall have the right, in its sole discretion, to terminate this Agreement and the licenses granted hereunder prior to the events set forth in Section 4.0 above, upon the occurrence of any of the following events: (a) the failure or neglect of Licensee to pay VLSI Libraries any sums or amounts due hereunder in a timely manner where such delinquency is not fully corrected within thirty (30) days of VLSI Libraries' written demand; or (b) the failure or neglect of Licensee to observe, keep, or perform any of the material covenants, terms and conditions of this Agreement where such non-performance is not fully remedied by Licensee within thirty (30) days of VLSI Libraries' written demand; or (c) any breach of Section 2.1 or 2.3 hereof (effective immediately upon written notification, at VLSI Libraries' option); or (d) the filing of a petition for Licensee's bankruptcy which is not discharged within sixty (60) days, whether voluntary or involuntary, or an assignment of Licensee's assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of Licensee's business for any reason, or Licensee becoming insolvent or ceasing to conduct business in the normal course.

9.2 Notwithstanding the foregoing, the provisions of Sections 6.0, 7.0, 10.0, 11.0, 12.0, 13.0, 14.0, 15.0, 16.0, 17.0, 18.0 and 19.0 shall survive the termination of this Agreement.

9.3 Within fifteen (15) days following the termination date, Licensee shall cease to Use and shall either destroy or return to VLSI Libraries all of the Licensed Products, Documentation, copies thereof, in Licensee's possession or under Licensee's control, together with Licensee's written certification by a duly authorized officer, that the original and all Updates of the Licensed Product(s), including copies, modifications or Documentation are no longer in Use and have been returned to VLSI Libraries or destroyed.

9.4 Termination of this Agreement under this Section 9.0 shall be in addition to, and not a waiver of, any remedy at law or in equity available to VLSI Libraries arising from Licensee's breach of this Agreement.

10.0 RIGHT TO DESIGN AND METHODS

10.1 Licensee and VLSI Libraries agree that Licensee shall be the owner of all Designs created or derived through the Use of the Licensed Product(s). Accordingly, VLSI Libraries and Licensee agree that Licensee shall be the owner of the Designs and VLSI Libraries assigns to Licensee all of its rights, if any, thereto.

10.2 Licensee and VLSI Libraries agree that

VLSI Libraries shall retain all rights to Design Data and Techniques. Licensee agrees that VLSI Libraries will have the irrevocable right to use in the Licensed Product(s) any Licensee contribution or voluntarily disclosed information provided to VLSI Libraries in the course of its relationship with Licensee, except where such information has been appropriately marked or identified as Licensee confidential, in which case such information shall be subject to the restrictions of the appropriate Confidential Disclosure Agreement separately executed by the parties.

11.0 WARRANTIES

11.1 Performance Warranties: VLSI Libraries warrants that it has the right to enter this Agreement and to grant the licenses hereunder. VLSI Libraries warrants for a period of [*** Redacted] from the date of receipt that the Licensed Product shall be free from defects in media and shall substantially conform to the material specifications set forth in the Documentation. VLSI Libraries does not warrant that the use of the Licensed Products will be uninterrupted or error free. In the event of any nonconformance of the Licensed Product, Licensee shall promptly notify VLSI Libraries in writing, and provide VLSI Libraries with evidence and documentation which reproduces the claimed error and resultant output from the execution or use of such code or data. VLSI Libraries' sole obligation under this warranty shall be to make its best efforts to promptly correct such defects. Except as provided under a separate written valid support agreement between Licensee and VLSI Libraries, VLSI Libraries will not be under any obligation to provide Licensee with any Updates, releases or enhancements other than to remedy non-conformance under this warranty. VLSI Libraries' warranty obligations shall be void if the Licensed Product is modified without the advance written consent of VLSI Libraries. VLSI Libraries' warranty obligations hereunder will not apply to failure by the Licensed Products to comply with the limited warranty herein due to accident, neglect, abuse, acts of God or misapplication, or due to models, flows, design tools or any other information provided by Licensee to VLSI Libraries hereunder. Further, any silicon debugging or product engineering provided by VLSI Libraries pursuant to Section 3.2 above is provided "AS IS." Notwithstanding anything to the contrary herein, VLSI Libraries will perform its services provided hereunder in a professional and workmanlike manner.

11.2 No Further Warranties: EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 11.0, VLSI LIBRARIES AND ITS LICENSORS DO NOT MAKE ANY EXPRESS, IMPLIED OR STATUTORY WARRANTIES, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, TRADE

------------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Ommitted portions have been filed seperately with the Commission.

USAGE OR TRADE PRACTICE. THE SOLE AND EXCLUSIVE REMEDY FOR ANY BREACH OF THE WARRANTIES AS SET FORTH IN THIS AGREEMENT SHALL BE FOR VLSI LIBRARIES, AT ITS OPTION, TO EITHER REPAIR OR REPLACE THE LICENSED PRODUCTS, OR REFUND ANY AMOUNTS ACTUALLY PAID BY LICENSEE TO VLSI LIBRARIES FOR SUCH LICENSED PRODUCTS IN QUESTION.

12.0 PATENT, TRADE SECRET AND COPYRIGHT INDEMNIFICATION

12.1 Defense of Suits: VLSI Libraries shall, at its own expense, defend or at its option, settle any claim, suit or proceeding brought against Licensee for direct infringement of any valid United States patent or copyright of any third party, by virtue of Licensee's usage of any of the Licensed Products pursuant to the terms of this Agreement. VLSI Libraries shall indemnify Licensee against any costs, expense or damages awarded in such action, provided that Licensee: (a) promptly notifies VLSI Libraries in writing of such action and provided further that; (b) Licensee grants VLSI Libraries full authority to defend or settle the action; and (c) reasonably cooperates and provides all available information, assistance and authority to defend or settle the action. VLSI Libraries shall not be liable for any costs, expenses, damages or fees incurred by Licensee in defending such action or claim unless authorized in advance, in writing by VLSI Libraries.

12.2 Prosecution of Suits: Any action to be brought to prevent or enjoin any third party from infringement of any patent, copyright or other proprietary rights of VLSI Libraries with respect to the Licensed Product(s) shall be brought exclusively by VLSI Libraries, in its sole discretion and at its sole cost and expense.

12.3 Infringement Remedies: If Licensed Product(s) is, or in VLSI Libraries' opinion is likely to become the subject of a claim, suit, or proceedings of infringement, VLSI Libraries may: (a) procure at no cost to Licensee, the right to continue Usage of the Licensed Product; (b) replace or modify the Licensed Product, at no cost to Licensee, to make it non-infringing, provided that substantially the same function is performed by the replacement of modified Licensed Product, or (c) if the right to continue Usage cannot be reasonably procured for Licensee or the Licensed Product cannot be replaced or modified to make it non-infringing, terminate the license of such, remove the Licensed Product and grant Licensee refund credit thereon as depreciated on a [*** Redacted] basis.

12.4 Non-Conforming Use: VLSI Libraries shall have no liability for any claim, suit or proceeding of infringement based on the Usage of Licensed Product after Licensee receives notice that the Licensed Product infringes a proprietary right or intellectual property right of a third party.

12.5 No other Obligations: The foregoing states VLSI Libraries' sole obligations and entire liability with respect to any claimed infringement of the Licensed Product(s) or any intellectual property or other rights of any third party.

13.0 LIMITATION OF LIABILITY

13.1 Limitation on Damages. IN NO EVENT WILL VLSI LIBRARIES OR ITS SUPPLIERS BE LIABLE FOR ANY LOSS OR DAMAGE TO REVENUES, PROFITS, OTHER ECONOMIC LOSS OR GOODWILL OR COSTS OF REPLACEMENT GOODS OR SERVICES OR OTHER SPECIAL, INCIDENTAL, EXEMPLARY, INDIRECT AND CONSEQUENTIAL DAMAGES OF ANY KIND, RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM PURSUANT TO THE TERMS OF THIS AGREEMENT OR RESULTING FROM THE FURNISHING, PERFORMANCE, DELAY IN DELIVERY, OR USE OR LOSS OF USE OF ANY LICENSED PRODUCTS OR OTHER MATERIALS DELIVERED TO LICENSEE HEREUNDER, WHETHER RESULTING FROM BREACH OF CONTRACT, BREACH OF WARRANTY, TORT OR STRICT LIABILITY EVEN IF VLSI LIBRARIES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.2 Maximum Liability. VLSI Libraries and its suppliers' liability to Licensee under any provision of this Agreement shall be limited to the license fees actually paid by Licensee to VLSI Libraries for the Licensed Product(s) in question. The existence of more than one claim will not enlarge or extend this limit.

14.0 RELEASE OF PERFORMANCE INFORMATION

14.1 Licensee shall not distribute externally or to third parties, any reports or statements that directly compare the timing, speed, area,

------------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Ommitted portions have been filed seperately with the Commission.

functionality or other performance results of circuit designs created or designed through the Use of any other similar products of Licensee or any third party without the prior written approval of VLSI Libraries.

14.2 Neither party shall announce or publicly disclose the terms and conditions of this Agreement without prior written approval from the other party.

14.3 Notwithstanding the foregoing, Licensee may provide its customers with such reports and/or statements in order to promote the competitiveness of the Licensee's products.

15.0 GOVERNING LAW

15.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions thereof.

16.0 ASSIGNMENT

16.1 Neither this Agreement nor any rights or obligations hereunder, in whole or in part, shall be assignable or otherwise transferable by any party except upon prior written approval of the other party in the event of acquisition, substantial sale of assets or reorganization. Such approval shall not be unreasonably withheld. Any unauthorized attempt by Licensee to assign or transfer this Agreement or any rights or obligations hereunder shall be null and void. Subject to the foregoing provisions of this Section 16.1, this Agreement will be binding upon and inure to the benefits of the parties hereto, their successors and assigns.

17.0 CONFIDENTIALITY

17.1 Neither party shall use any Confidential Information or any other information acquired from the other party in connection with this agreement except solely for the purposes of this Agreement. For a period of five (5) years after receipt of such Confidential Information, or during the effective term of this Agreement, which may be longer, both parties shall use a reasonable standard of care not to disclose, publish or disseminate any of the Confidential Information to any third party.

17.2 Notwithstanding the other provisions of this Article or of this Agreement, both parties shall have no obligation with respect to the Confidential Information which is: (a) published or otherwise made available to the public other than by a breach of this Agreement; or (b) rightfully received from a third party without any confidentiality limitation; or (c) approved in writing for release by the other party; or (d) independently developed by the party; or
(e) known to the party prior to its first receipt of the same from the other party; or (f) hereafter disclosed by the other party to a third party without restriction on disclosure.

17.3 If any Confidential Information is disclosed by any party pursuant to the requirement or request of a governmental or judicial agency or if the disclosure is required by operation of law, such disclosure will not constitute a breach of this Agreement, provided that the party shall promptly notify the other party, consult with the other party, and if necessary, seek a protective order with respect thereto reasonably satisfy to the other party to the extent available under applicable law.

17.4 Violation of any of the provisions under this Article shall constitute a material breach of this Agreement.

18.0 ARBITRATION

18.1 All disputes and differences between the parties arising out of or under this Agreement shall be settled amicably through negotiations. In case such dispute or difference cannot be settled amicably through negotiations, it shall be finally settled by arbitration in Tokyo, Japan in accordance with the Commercial Arbitration Rules of the Japan Commercial Arbitration Association. The award rendered by arbitrator(s) shall be final and binding upon the parties hereto.

19.0 NOTICE

19.1 Any notices required to be given pursuant to this Agreement shall be in writing, sent via certified mail, return receipt requested, express overnight courier, or by facsimile (a confirmed copy of which to be sent promptly by mail to addressee) to the address of VLSI Libraries or Licensee as set forth below or to such other address as may be specified from time to time by notice in writing, and such notice shall be deemed to have been received on the earlier of
(a) the date when actually received or (b) if by facsimile, when the sending party shall have received a facsimile confirmation that the message has been received by the receiving party's facsimile machine.

If to VLSI Libraries:

VLSI Libraries Incorporated
2077 Gateway Place, #300
San Jose, CA 95110
Attn: Manager, Contracts

Telephone Number: 408/453-1000
Facsimile Number: 408/453-3500

If to Licensee:

OKI Electric Industry Co., Ltd.
550-1 Hiyashiasakawa-cho, Hachioji-shi,
Tokyo 193 Japan
LSICAD Development Department

Attn: Manager

Telephone Number: 0426/63-1111
Facsimile Number: 0426/6536


20.0 SEVERABILITY AND WAIVER

20.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement and shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

20.2 The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other subsequent default or breach.

20.3 Failure or delay by either party in exercising any right or power hereunder shall not operate as a waiver of such right or power.

20.4 The prevailing party in any action to enforce the terms of this Agreement shall be entitled to reasonable attorney's fees and other costs and expenses incurred by it in connection with such action.

21.0 MISCELLANEOUS TERMS

21.1 The relationship of the parties hereto is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

21.2 Except payments due hereunder by Licensee, neither party shall have liability for its failure to perform its obligations hereunder when due to circumstances beyond its reasonable control.

BOTH PARTIES ACKNOWLEDGE THAT THIS AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL CONFLICTING TERMS AND CONDITIONS AND ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER HEREIN, INCLUDING ANY TERMS AND CONDITIONS THAT MAY BE INDICATED IN ANY LICENSEE PURCHASE ORDER. THIS AGREEMENT MAY NOT BE MODIFIED, SUPPLEMENTED, QUALIFIED, OR INTERPRETED BY

ANY TRADE USAGE OR PRIOR COURSE OF DEALING NOT MADE A PART OF THIS AGREEMENT BY ITS EXPRESS TERMS. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT IN WRITING AND EXECUTED BY DULY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURES BELOW.

VLSI LIBRARIES INCORPORATED                            LICENSEE:
2077 Gateway Place, #300
San Jose, CA 95110

/s/ Mark Templeton                                     /s/ [Unreadable signature]
-----------------------------------------------        ----------------------------------------------
(By) Signature of an Officer of the Corporation        (By) Signature of an Authorized Representative


Mark Templeton                                         [Unreadable]
-----------------------------------------------        ----------------------------------------------
(By) Printed Name of the Signing Officer               (By) Printed Name of the Signing Authorized
                                                       Representative

President                                              General Manager
----------------------------------------------         ----------------------------------------------
(Title)                                                (Title)

May 2, 1996                                            April 27, 1996
----------------------------------------------         ----------------------------------------------
(Date)                                                 (Date)

                                                  PURCHASE AND LICENSE AGREEMENT



APPENDIX A

LICENSED PRODUCT(S) AND SITE(S):

A.1 VLSI Libraries' Access Standard Cell Library provides approximately [*** Redacted] functions as listed below. In the case of the Cell Ensemble library for OKI, all names will have an "E" prepended to them.

        [*** Redacted]

------------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

A.2  Library Deliverables

     Access Standard Cell Libraries include models for use with leading design tools. For OKI, the supported tools are listed below.

     [*** Redacted]

     HLD Systems Support

     In addition to the tool support listed above, VLSI Libraries will provide support as needed for HLD Systems engineers to create models for their tools including [*** Redacted] . HLD Systems and VLSI Libaries have supported other mutual customers in this manner with good success.


--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

A.3  Licensed Sites

     [*** Redacted]


--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT A

                                                        Engineering Change Order
                                                              (ECO) Request Form
VLSI LIBRARIES
INCORPORATED

Customer:                           Date:
-----------------------------------------------------------------------
Requestor:                          Phone:
-----------------------------------------------------------------------
Email Address:                      Fax::
-----------------------------------------------------------------------
Project:
-----------------------------------------------------------------------

This Engineering Change Order Form (ECO) is to be used as an official notification to VLSI Libraries of any changes in design or specification made to a project. Once this form has been received, VLSI Libraries will evaluate the schedule and cost impacts of these changes and inform you of the results.

Description of Requested Change: ________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

Requestor's Signature: ______________________________ Date: _____________

Engineering Manager's Approval: _____________________ Date: _____________

                                   EXHIBIT B

                                                        Engineering Change Order
                                                             (ECO) Response Form
VLSI LIBRARIES
INCORPORATED

Customer:                           Date:
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Requestor:                          Phone:
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Email Address:                      Fax::
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Project:
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VLSI Libraries has evaluated your attached ECO request, its impact on your schedule and any additional charges associated with the request. This evaluation is described below:

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

In summary, this change will:

[_] Add _____ working days to the schedule    [_] Will not impact the schedule

[_] Require an increase/decrease in the cost  [_]  Will not require any
    of your project of $_________________          additional charges

Please sign this form to acknowledge that you understand the impact of your requested changes. Signing the Refusal indicates that you DO NOT authorize VLSI Libraries to proceed with the requested change(s). Signing the Acceptance authorizes VLSI Libraries to proceed with these changes. If additional costs are indicated, then the buyer's signature is required. This form must be signed and returned to VLSI Libraries by _______________________.

Requester's Refusal: ______________________________   Date: ____________________

Requester's Acceptance: ___________________________   Date: ____________________

Buyer's Approval: _________________________________   Date: ____________________

PURCHASE AND LICENSE AGREEMENT

ADDENDUM NO. 1

This is the first Addendum to that certain Agreement Number PL1520 with an Effective Date of April 9, 1996 between VLSI Libraries and Licensee.

The purpose of this addendum No. 1 is to add one additional Licensed site to Appendix A, Table 5 by incorporating the following Appendix A-1.

APPENDIX A-1

Add to Table 5 under A.3. Licensed Sites:

[*** Redacted]

BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS ADDENDUM AND ITS ATTACHMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURE BELOW.

VLSI Libraries Incorporated         Licensee:
2077 Gateway Place, #300            OKI Electric Industry Co., Ltd.
San Jose, CA 95110                  7-12 Toranomon 1-chome, Minato-ku
                                    Tokyo 105, Japan

/s/ Mark Templeton                  /s/ [Unreadable]
----------------------------------  -----------------------------------
(By) Signature of an Officer of     (By) signature of an Authorized
     the Corporation                     Representative

Mark Templeton                      [Unreadable]
----------------------------------  -----------------------------------
(By) Printed Name of the Signing     (By) Printed Name of the Signing
     Officer                              Authorized Representative

President                           General Manager
----------------------------------  -----------------------------------
(Title)                             (Title)

April 2, 1997                       April 7, 1997
----------------------------------  -----------------------------------
(Date)                              (Date)

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PURCHASE AND LICENSE AGREEMENT

ADDENDUM NO. 2

This is the second addendum to that certain Agreement Number PL1520 with an Effective Date of April 9, 1996 between VLSI Libraries and Licensee.

The first purpose of this Addendum No. 2 is to agree to the changes to Sections
4.1 and 14.2.

The second purpose of this Addendum No. 2 is to incorporate the purchase and license of memory generators. (Additions to section 7 and Addendum No. 2, Appendices 1-2.)

     CHANGE TO SECTION 4.1

Replace the entire 4.1 with: This Agreement is effective from its execution by Licensee and VLSI Libraries and shall remain in full force and effect for a period of twenty (20) years, unless earlier terminated as provided in Section 9 below.

     ADD TO SECTION 14.2

 ...; provided, however, that either party shall have the right to publicly disclose the following: (a) that Licensee is a customer of VLSI Libraries, (b) that VLSI Libraries has provided the Licensed Products to the Licensee and that the Licensed Products were used in the development of the Licensee's integrated circuits, (c) a product description of the Licensed Products as contained in VLSI Libraries' standard product literature.

     ADD TO SECTION 7

7.7 Within [*** Redacted] after the end of each calendar quarter, Licensee further shall pay to VLSI Libraries the running royalties set forth in Appendix 2, III, A, with respect to Good Die shipped in such calendar quarter for products defined in Appendix 2, III, B, and shall submit to VLSI Libraries with such royalty payment a report stating (a) the part number for each Licensed Integrated Circuit, (b) the Square Millimeters of VLSI Libraries licensed product on the part, (c) the number of Good Die shipped during such calendar quarter, (d) royalties payable hereunder for such calendar quarter; and (e) all data and supporting calculations used by Licensee to compute the royalties payable by Licensee to VLSI Libraries with respect to such calendar quarter. The Royalty payment period for a specific memory generator is [*** Redacted] from the delivery date of that generator to OKI.

7.8 All payments of the royalties shall be subject to applicable Japanese withholding tax, Licensee shall deduct the amount equivalent to the tax so imposed from the payment of the royalty, pay the same to the competent taxing authorities in Japan and provide to VLSI Libraries the certificate of such payment.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7.9 With respect to License Fees, royalties and other amounts which are payable to VLSI Libraries under this Agreement, Licensee shall keep complete and accurate books and records.

These records shall be retained for a period of twelve (12) months from the date of payment, notwithstanding the expiration or termination of this Agreement. Licensee agrees to permit its books, records to be examined by VLSI Libraries or its designee, subject to reasonable confidentiality provisions, not more than once per year during normal business hours, to verify the accuracy of the License Fees, royalties and other amounts paid to VLSI Libraries under this Agreement. Prompt adjustment shall be made by Licensee corresponding to the net amount of any underpayment of any and all License Fees, royalties and other amounts disclosed by such examination. If such an examination reveals an underpayment of more than [*** Redacted], then Licensee shall promptly reimburse VLSI Libraries for the cost of such examination.

BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS ADDENDUM AND ITS ATTACHMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURE BELOW.

VLSI LIBRARIES INCORPORATED              LICENSEE:
2077 Gateway Place, #300                 OKI Electric Industry Co., Ltd
San Jose, CA  95110                      7-12 Toranomon 1-chome, Minato-ku
                                         Tokyo 105, Japan

\s\ Mark Templeton                       \s\ Yasuaki Ozawa
----------------------------------       -----------------------------------
(By) Signature of an Officer of          (By) Signature of an Authorized
     the Corporation                          Representative


Mark Templeton                           Yasuaki Ozawa
----------------------------------       -----------------------------------
(By) Printed Name of the Signing         (By) Printed Name of the Signing
     Officer                                  Authorized Representative

President                                General Manager, Logic LSI
----------------------------------       -----------------------------------
(Title)                                  (Title)


April 2, 1997                            April 7, 1997
----------------------------------       -----------------------------------
(Date)                                   (Date)

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PURCHASE AND LICENSE AGREEMENT

ADDENDUM NO. 2
APPENDIX 1

[*** Redacted]


------------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PURCHASE AND LICENSE AGREEMENT

ADDENDUM NO. 2
APPENDIX 2:  BUSINESS TERMS

The terms outlined herein are considered confidential and may not be disclosed outside of Licensee.

I. The development and initial license fee for VLSI Libraries memory generators based on VLSI Libraries standard specifications is:

     [*** Redacted]

II. VLSI Libraries will finance [*** Redacted] of [*** Redacted] and [*** Redacted] of [*** Redacted]

     A. All financing will be repaid through the payment of royalties.

     B. [*** Redacted] of the royalties paid to VLSI Libraries will be applied to any outstanding financing provided to Licensee under this proposal.

     C. Other than this repayment through royalties, Licensee will have no other obligation to repay the financing provided to Licensee under this proposal.

III. VLSI Libraries will be paid a royalty rate for the use of the generators based on the size of the memory instances(s) generated

     A. The royalty rate is [*** Redacted] of area occupied by memories generated (as indicated in the generator report) per integrated circuit shipped.

     B. Royalties will be paid [*** Redacted]

        1. Royalties will not be paid on [*** Redacted].

        2. Royalties will not be paid on [*** Redacted].

IV. VLSI Libraries will accrue credits for Licensee on all royalties paid by Licensee after all outstanding financing has been cleared.

     A. For each [*** Redacted] paid in royalties to VLSI Libraries, Licensee will earn [*** Redacted] credits.

     B. Each credit has the equivalent value of [*** Redacted].

        1. [*** Redacted] of the credits earned can be used towards any product or service provided by VLSI Libraries.

        2. [*** Redacted] of the credits earned must be applied towards royalty generating products.

     C. Accrued credits not used within [*** Redacted] from the date they are earned will be forfeited

V.   Example

     A. Licensee purchases a total of [*** Redacted] generators for [*** Redacted] semiconductor processed.

     B. The license/development charge is [*** Redacted] plus [*** Redacted] for a total of [*** Redacted].

     C. Licensee will pay up front [*** Redacted] for the [*** Redacted] generators.

     D. VLSI Libraries will finance the [*** Redacted] balance due for the [*** Redacted] generators.

     E. For each [*** Redacted] paid in royalties to VLSI Libraries by Licensee, VLSI Libraries will apply [*** Redacted] towards any outstanding finance balance.

     F. Once there is no longer an outstanding balance, VLSI Libraries will start to accrue credits for Licensee as per Item IV.

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.